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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 19, 1999 included in Viisage Technology, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 8, 2002